                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 24, 1997


                     NEW ENGLAND LIFE PENSION PROPERTIES IV;
                        A REAL ESTATE LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


                                  Massachusetts
                 (State or Other Jurisdiction of Incorporation)


         0-15429                                        04-2893298
(Commission File Number)                      (IRS Employer Identification No.)


  225 Franklin Street, 25th Floor
          Boston, MA                                            02110
(Address of principal executive offices)                      (Zip Code)

                                 (617) 261-9000
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         On October 24, 1997, New England Life Pension Properties IV; A Real Estate Limited Partnership sold its property known as Palms Business Center North & South located in Las Vegas, NV. The property was sold to an institutional buyer (the "Buyer") which is unaffiliated with the Partnership. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The property was sold for $23,200,000. The Partnership received net proceeds of approximately $23,000,000 and recognized a gain of approximately $10,600,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 1997             NEW ENGLAND LIFE PENSION PROPERTIES IV;
                                         A REAL ESTATE LIMITED PARTNERSHIP
                                                      (Registrant)



                                         By:      Fourth Copley Corp.,
                                                  Managing General Partner


                                         By:  /s/  Wesley M. Gardiner, Jr.
                                         ---------------------------------
                                            Name:  Wesley M. Gardiner, Jr.
                                            Title:  President

New England Life Pension Properties IV;                                EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited


                                                                       Pro Forma          September 30, 1997
                                          September 30, 1997           Adjustment             Pro Forma
                                          ------------------           ----------             ---------
ASSETS

Real estate investments:
       Joint ventures                           $ 16,288,049                 --              $ 16,288,049
       Property, net                              15,063,036                 --                15,063,036
                                           ------------------     ----------------    --------------------
                                                  31,351,085                 --                31,351,085

Property held for disposition                     11,664,190          (11,664,190)(a)                --

Cash and cash equivalents                          5,110,686           22,977,750 (a)          28,088,436
Short-term investments                             2,384,063                                    2,384,063
                                           ------------------     ----------------    --------------------
                                                $ 50,510,024           11,313,560            $ 61,823,584
                                           ==================     ================    ====================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                $    120,684                 --              $    120,684
Accrued management fee                                45,458                 --                    45,458
Deferred management and disposition fees           3,470,130              696,000 (b)           4,166,130
                                           ------------------     ----------------    --------------------
Total liabilities                                  3,636,272              696,000               4,332,272
                                           -----------------      ---------------     -------------------

Partners' capital (deficit):
      Limited partners ($766 per unit;
        120,000 units authorized, 94,997
        units issued and outstanding)             47,037,511           10,511,384 (a)          57,548,895
      General partners                              (163,759)             106,176 (a)             (57,583)
                                           -----------------      ---------------     -------------------

Total partners' capital                           46,873,752           10,617,560              57,491,312
                                           -----------------      ---------------     -------------------
                                                $ 50,510,024         $ 11,313,560            $ 61,823,584
                                           =================      ===============     ===================


New England Life Pension Properties IV;                                EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                                                     Pro Forma           December 31, 1996
                                                          December 31, 1996          Adjustment              Pro Forma
                                                          -----------------          ----------              ---------
Investment Activity
Property rentals                                               $  4,173,714           (2,337,133)(c)        $  1,836,581
Property operating expenses                                      (1,557,362)             530,495 (c)          (1,026,867)
Depreciation and amortization                                      (805,522)             449,869 (c)            (355,653)
                                                           -----------------      ---------------     -------------------
                                                                  1,810,830           (1,356,769)                454,061

Joint venture earnings                                            1,980,804                 --                 1,980,804
Amortization                                                        (12,928)                --                   (12,928)
                                                           -----------------      ---------------     -------------------

     Total real estate operations                                 3,778,706           (1,356,769)              2,421,937

Gain on sales of property                                         1,055,591           10,617,560 (a)          11,673,151
                                                           -----------------      ---------------     -------------------

     Total real estate activity                                   4,834,297            9,260,791              14,095,088

Interest on cash equivalents and short term investments             372,010                 --                   372,010
                                                           -----------------      ---------------     -------------------

     Total investment activity                                    5,206,307            9,260,791              14,467,098


Portfolio Expenses

Management fee                                                      481,249             (144,315)(f)             336,934
General and administrative                                          332,545               (7,000)(g)             325,545
                                                           -----------------      ---------------     -------------------
                                                                    813,794             (151,315)                662,479
                                                           -----------------      ---------------     -------------------

Net income                                                     $  4,392,513         $  9,412,106            $ 13,804,619
                                                           =================      ===============     ===================

Net income per limited partnership unit                        $      45.78         $      98.09 (d)        $     143.87
                                                           =================      ===============     ===================

Number of limited partnership units
  outstanding during the period                                      94,997               94,997                  94,997
                                                           =================      ===============     ===================

New England Life Pension Properties IV;                    EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited


                                                                                      Pro Forma          September 30, 1997
                                                            September 30, 1997        Adjustment             Pro Forma
                                                            ------------------        ----------             ---------

Investment Activity
Property rentals                                               $  4,148,923           (1,886,550)(e)        $  2,262,373
Property operating expenses                                      (1,572,417)             480,336 (e)          (1,092,081)
Depreciation and amortization                                      (760,523)             338,180 (e)            (422,343)
                                                           -----------------      ---------------     -------------------
                                                                  1,815,983           (1,068,034)                747,949

Joint venture earnings                                            1,087,706                 --                 1,087,706
Amortization                                                         (3,981)                --                    (3,981)
                                                           -----------------      ---------------     -------------------

     Total real estate operations                                 2,899,708           (1,068,034)              1,831,674

Gain on sale of property                                                  0           10,617,560 (a)          10,617,560
                                                           -----------------      ---------------     -------------------

     Total real estate activity                                   2,899,708            9,549,526              12,449,234

Interest on cash equivalents and short term investments             276,071                 --                   276,071
                                                           -----------------      ---------------     -------------------

     Total investment activity                                    3,175,779            9,549,526              12,725,305


Portfolio Expenses

Management fee                                                      272,749             (106,751)(f)             165,998
General and administrative                                          254,217                 --                   254,217
                                                           -----------------      ---------------     -------------------
                                                                    526,966             (106,751)                420,215
                                                           -----------------      ---------------     -------------------

Net income                                                     $  2,648,813         $  9,656,277            $ 12,305,090
                                                           =================      ===============     ===================

Net income per limited partnership unit                        $      27.60         $     100.63 (d)        $     128.23
                                                           =================      ===============     ===================


Number of limited partnership units
  outstanding during the period                                      94,997               94,997                  94,997
                                                           =================      ===============     ===================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.